EXHIBIT 10.47
                                                                   -------------

                           CONVERTIBLE PROMISSORY NOTE
$250,000                                                        January 24, 2001

         FOR VALUE RECEIVED, the undersigned, HEARTSOFT, INC., a Delaware corporation ("Heartsoft"), promises to pay to THE GLENN A. CHALKER REVOCABLE TRUST DATED JUNE 15, 1993 ("Holder"), on the earlier of August 5, 2001, or five
(5) business days after Heartsoft shall have received total financing (debt and/or equity) subsequent to the date of this Note in an amount equal to or in excess of $1,500,000, at such place as may be designed in writing by Holder, the principal sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000), or if less, the aggregate outstanding unpaid principal amount, together with interest thereon from the date hereof until maturity at a per annum rate equal to 6.15%.

         Holder agrees to advance to the undersigned the principal sum of this Note as follows: $75,000 on January 24, 2001 and $175,000 on February 5, 2001.

         Subject to and upon compliance with the provisions hereof, the Holder of this Note may at his option convert the unpaid principal amount of this Note, or any portion thereof, into such number of full paid and non-assessable shares of Common Stock (hereinafter defined) as are issuable pursuant to the Conversion Rate set forth below. Except as provided in (a) below, no adjustment shall be made for interest accrued on the principal of this Note or any portion thereof that shall be converted or for dividends on any shares of Common Stock that shall be issuable upon conversion, but all interest accrued but unpaid on any principal of this Note up to the date of conversion shall be paid to the converting holder.

         The basic Conversion Rate shall be one (1) share of Common stock for each $0.666666 in principal amount of Note surrendered for conversion. The Conversion Rate shall be subject to adjustment from time to time as follows:

                  (a) In case Heartsoft shall (i) pay a dividend in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of its capital stock, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of the Note shall be entitled to receive upon conversion the number of shares that it would have been entitled to receive after the happening of such event had the Note been converted immediately prior to such event.

                  (b) In case of any consolidation of Heartsoft with or merger into another corporation, or in the case of any sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of Heartsoft to another corporation, or in case of any reorganization of Heartsoft, the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and properties which would have been deliverable to such holder upon such consolidation, merger, sale, conveyance, exchange, transfer or reorganization if such holder had converted this Note into Common Stock immediately prior to such event.

                  (c) Except with respect to any of the events referred to in paragraphs (a) and (b) above (which are herein called "Extraordinary Common Stock Events"), in the event during the period from and after the date hereof until August 5, 2001 Heartsoft shall issue Additional Shares of Common Stock (as defined below), (including Additional Shares of Common Stock deemed to be issued pursuant to paragraph (d) below), for a consideration per share less than the Conversion Rate (initially $0.666666 per share) in effect on the date of and immediately prior to such issue, then and in each such event, the Conversion Rate shall be reduced, concurrently with such issue of shares, to the consideration per share actually received by Heartsoft for such Additional Shares of Common Stock.

                  For purposes of this paragraph (c), the consideration received by Heartsoft for the issue (or deemed issue) of any Additional Shares of Common Stock shall be computed as follows:

                  (i) Insofar as it consists of cash, such consideration shall consist of the aggregate amount of cash received by Heartsoft excluding amounts paid or payable for accrued interest or accrued dividends. Insofar as it consists of property other than cash, such consideration shall be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of Heartsoft. In the event Additional Shares of Common Stock are issued together with other securities or other assets of Heartsoft for consideration which covers both, such consideration shall be the proportion of such consideration so received, computed as determined in good faith by the Board of Directors of Heartsoft.

                  (ii) The consideration per share received by Heartsoft for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph (d) below shall be determined by dividing the total amount, if any, received or receivable by Heartsoft as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to Heartsoft upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by the maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (d) In the event Heartsoft at any time or from time to time after the date hereof until August 5, 2001 shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following shall apply:

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

                  (i) The maximum number of shares of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefore, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the minimum amount of consideration payable to Heartsoft, or any change in the maximum number of shares of Common Stock issuable upon the exercise, conversion, or exchange thereof other than changes which may occur as a result of anti-dilution provisions (for each of which the Conversion Rate shall be readjusted based on these adjustment provisions when each such change is effective), the consideration per share for shares of Common Stock issuable pursuant to such Options or Convertible Securities shall be the minimum consideration per share that could at any time result, taking into consideration all subsequent changes in the minimum amount of consideration payable to Heartsoft and/or in the maximum number of shares of Common Stock issuable upon the exercise, conversion, or exchange; and provided further, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share of such Additional Shares of Common Stock would be less than the Conversion Rate in effect on the date of and immediately prior to such issue or such record date.

                  (ii) No further adjustment in the Conversion Rate shall be made upon the subsequent issue of Convertible Securities or of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                  (iii) Upon the expiration, termination or cancellation (in each case without the payment of value by Heartsoft) of any such Options or any rights of conversion or exchange of such Convertible Securities which shall not have been exercised, the Conversion Rate computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed (provided that recomputation shall not affect any shares of Common Stock issued upon the exercise of the Note prior to such exercise or expiration) as if:

                                    (A) in the case of Convertible Securities or
                           Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by Heartsoft for the issue of all such Options that were exercised plus the

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

                           consideration actually received by Heartsoft upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by Heartsoft upon such conversion or exchange; and

                                    (B) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by Heartsoft for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by Heartsoft for the issue of all such Options that were exercised, plus the consideration deemed to have been received by Heartsoft upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

                  (iv) If Additional Shares of Common Stock were issued between the original adjustment date and the readjustment date (other than shares of Common Stock issued upon exercise of the Options or conversion of the Convertible Securities that are the subject of the readjustment), the Conversion Rate on the readjustment date shall be recomputed by treating the readjusted Conversion Rate as the Conversion Rate in effect on the original adjustment date and adjusting such Conversion Rate for all issuances of Additional Shares of Common Stock (other than shares of Common Stock issued upon exercise of the Options or conversion of the Convertible Securities that are the subject of the readjustment) occurring between the original adjustment date and the readjustment date.

                  (e) As used herein, the terms set forth below shall have the following meanings:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or deemed to be issued) by Heartsoft other than shares of Common Stock issued in connection with an Extraordinary Common Stock Event and other than shares of Common Stock issued or issuable at any time upon conversion of any indebtedness under this Note or pursuant to presently outstanding (i) options, warrants to purchase shares of Common Stock or (ii) Convertible Securities convertible into shares of Common Stock.

                  "Convertible Securities" shall mean any securities of Heartsoft convertible into or exchangeable for (through one or more conversions or exchanges) shares of Common Stock except pursuant to presently existing agreements. Convertible Securities shall include any evidences of indebtedness, any capital stock of Heartsoft or other securities convertible into or exchangeable for shares of Common Stock.

                  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Common Stock or Convertible Securities except for options currently held by or granted hereafter to employees of Heartsoft.

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

                  (f) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph (f) are not required to be, and are not made, shall be carried forward and take into account in any subsequent adjustment. All calculations under this subparagraph (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (g) Whenever the Conversion Rate shall be adjusted as provided herein, Heartsoft shall cause a notice stating the adjustment and the new Conversion Rate to be mailed to the registered holder hereof within thirty (30) days after the end of the calendar quarter in which such adjustment occurs.

         The surrender of this Note for conversion shall be made by the registered holder thereof to Heartsoft at its office in Broken Arrow, Oklahoma, and such holder shall give written notice to Heartsoft at said office that he elects to convert this Note in accordance with the provisions hereof. Such notice shall also state the name or names in which the certificate or certificates for Common Stock shall be issued. As soon as practicable after the receipt of such notice and this Note, Heartsoft shall issue and shall deliver at such office to the holder hereof a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note, together with a substitute Note representing that principal portion of this Note, if any, which is not to be converted. Such conversion shall be deemed to have been effected on the date on which Heartsoft shall have received such notice and such surrender, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to become on such date the holder or holders of record of the shares represented thereby.

         Every notice of election to convert this Note, or any principal portion thereof, shall constitute a contract between the Holder of this Note and Heartsoft, whereby such holder shall be deemed to subscribe for the amount of Common Stock which it will be entitled to receive upon such conversion and, in payment in satisfaction of such subscription, the surrender of this Note, or a principal portion thereof, and to release Heartsoft from all obligation thereupon (except any accrued and unpaid interest) whereby Heartsoft shall be deemed to agree that the surrender of this Note, or principal portion thereof, and the extinguishment of its obligation thereon shall constitute full payment for the Common Stock so subscribed for and to be issued upon such conversion.

         No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note or any portion thereof. If the conversion of this Note or any portion thereof results in a fraction, the amount equal to such fraction shall continue to represent indebtedness of Heartsoft to the holder thereof.

         Heartsoft shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock deliverable upon conversion of the entire outstanding principal amount of this Note and shall take all such corporate action as may be

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

required from time to time in order that it may validly and legally issue fully paid and non-assessable shares of Common Stock upon conversion of this Note.

         For purposes of this Note, the term "Common Stock" shall mean authorized but unissued shares of Heartsoft's common stock, par value $.0005 per share. In case by reason of the operation of subparagraph (b) above, this Note shall be convertible into any other shares of stock or other securities or property of Heartsoft, or of any other corporation, any reference herein to the conversion of this Note shall be deemed to refer to and include conversion of this Note into such other shares of stock or other securities or property.

         While any default exists hereunder, the entire unpaid balance of principal and accrued interest shall, from the date of such default, thereafter bear interest at 15% per annum until paid.

         Upon default in any of the terms or conditions of this Note, the Letter Agreement or of the Security Agreement of even date, at the option of the Holder, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter as the Holder may elect, regardless of the date of maturity hereof.

         The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Holder's rights hereunder, the undersigned will pay to the Holder its reasonable attorney fees, together with all court costs and reasonable expenses paid by Holder.

         This Note is to be construed according to the laws of the State of Oklahoma.

         The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for payment hereof, or release of any party liable for payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging said party's liability hereunder.

         The undersigned may prepay this Note in whole or in part at any time from time to time without premium or penalty but with interest to the date of payment on the amount prepaid. Heartsoft shall give holder at least five (5) business days advance written notice of any proposed prepayment.

         This Note is secured by a security interest in certain collateral pursuant to a Security Agreement of even date. This Note, the Security Agreement, that certain Letter Agreement of even date between the undersigned and Holder shall govern the rights of the parties hereto and thereto.

         This Note is registered and may be transferred only by transfer recorded on the books of Heartsoft. Heartsoft shall cooperate with the Holder in effecting any transfer which does not violate the securities laws as set forth below.

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

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF* 1933 OR ANY APPLICABLE SECURITIES LAWS. IT MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR COMPLIANCE WITH AN EXEMPTION FROM SUCH REGISTRATION. THE HOLDER, BY ACCEPTANCE HEREOF, AGREES TO PROVIDE HEARTSOFT WITH SUCH DOCUMENTS AND ASSURANCES AS HEARTSOFT MAY REQUEST WITH RESPECT TO COMPLIANCE WITH THE FOREGOING RESTRICTIONS PRIOR TO REGISTRATION OF ANY PURPORTED TRANSFER OR ASSIGNMENT OF THIS NOTE.

         Executed on this 24 day of January, 2001.

                                   "HEARTSOFT"


                                    HEARTSOFT, INC.



                                    By       /s/ Benjamin Shell
                                       -----------------------------------------
                                        Benjamin Shell, Chairman and CEO

ACCEPTED AND AGREED

"HOLDER"

THE GLENN A. CHALKER REVOCABLE
     TRUST DATED JUNE 15, 1993


By:     /s/ Glenn A. Chalker, Trustee
    -------------------------------------
     Glenn A. Chalker, Trustee










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